As filed with the Securities and Exchange Commission on October 20, 2004

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 14, 2004

B&G Foods, Inc.
(formerly known as B&G Foods Holdings Corp.)
(Exact name of Registrant as specified in its charter)

Delaware	001-32316	13-3918742
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Four Gatehall Drive, Suite 110, Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (973) 401-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.
Item 8.01.  Other Events.

On October 14, 2004, B&G Foods, Inc., a Delaware corporation formerly known as B&G Foods Holdings Corp. (the “Company”), completed (1) its initial public offering of 17,391,305 Enhanced Income Securities (“EISs”), representing 17,391,305 shares of Class A common stock and $124,347,830.75 aggregate principal amount of 12.0% senior subordinated notes due 2016, (2) its offering of an additional $22,799,998.65 aggregate principal amount of 12.0% senior subordinated notes due 2016, and (3) its offering of $240,000,000 aggregate principal amount of 8.0% senior notes due 2011.  The Company also entered into a $30,000,000 million senior secured revolving credit facility.  Simultaneously with the completion of these transactions, B&G Foods, Inc. merged with and into the Company, the sole asset of which had been the capital stock of B&G Foods, Inc.  The Company, which is the surviving entity, was renamed B&G Foods, Inc.

The Company is also filing this Current Report on Form 8-K to file the final execution copies of certain forms of agreements and other exhibits previously filed as exhibits with its Registration Statement on Form S-1 (File No. 333-112680), filed by the Company with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and declared effective by the Commission on October 7, 2004.

Item 9.01.  Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit Number	Description

1.1

Underwriting Agreement, dated October 7, 2004, between B&G Foods, Inc. (f/k/a B&G Foods Holdings Corp.), RBC Capital Markets Corporation, Credit Suisse First Boston LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Lehman Brothers Inc. and Piper Jaffray & Co., as the Representatives of the several Underwriters named in Schedule I thereto, relating to the Enhanced Income Securities (EISs).

1.2

Underwriting Agreement, dated October 7, 2004, between B&G Foods, Inc. (f/k/a B&G Foods Holdings Corp.), RBC Capital Markets Corporation, Credit Suisse First Boston LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Lehman Brothers Inc. and Piper Jaffray & Co., as the Representatives of the several Underwriters named in Schedule I thereto, relating to the 12.0% Senior Subordinated Notes due 2016 sold separately from the EISs.

1.3.	Underwriting Agreement, dated October 8, 2004, between B&G Foods, Inc. (f/k/a B&G Foods Holdings Corp.) and Lehman

Brothers Inc., as Representative of the several Underwriters named in Schedule I thereto, relating to the 8.0% Senior Notes due 2011.

2.1	Agreement and Plan of Merger merging B&G Foods, Inc. with and into B&G Foods Holdings Corp., dated as of October 14, 2004

3.1	Amended and Restated Certificate of Incorporation of B&G Foods, Inc. (f/k/a B&G Foods Holdings Corp.).

3.2	Amended and Restated Bylaws of B&G Foods, Inc. (f/k/a B&G Foods Holdings Corp.).

4.1

Indenture, dated as of October 14, 2004, between B&G Foods, Inc. (f/k/a B&G Foods Holdings Corp.), BGH Holdings, Inc., Bloch & Guggenheimer, Inc., Heritage Acquisition Corp., Maple Grove Farms of Vermont, Inc., Ortega Holdings Inc., Polaner, Inc., Trappey’s Fine Foods, Inc., William Underwood Company and The Bank of New York, as trustee, relating to the 12.0% Senior Subordinated Notes due 2016.

4.2	Form of 12.0% Senior Subordinated Note due 2016 (included in Exhibit 4.1).

4.3

Indenture, dated as of October 14, 2004, between B&G Foods, Inc. (f/k/a B&G Foods Holdings Corp.), BGH Holdings, Inc., Bloch & Guggenheimer, Inc., Heritage Acquisition Corp., Maple Grove Farms of Vermont, Inc., Ortega Holdings Inc., Polaner, Inc., Trappey’s Fine Foods, Inc., William Underwood Company and The Bank of New York, as trustee, relating to the 8.0% Senior Notes due 2011.

4.4	Form of 8.0% Senior Note due 2011 (included in Exhibit 4.3).

10.1

Revolving Credit Agreement, dated as of October 14, 2004, between B&G Foods, Inc. (f/k/a B&G Foods Holdings Corp.), as Borrower, the Several Lenders from time to time parties thereto, Lehman Brothers Inc., as Arranger, The Bank of New York, as Documentation Agent, Fleet National Bank, a Bank of America company, as Syndication Agent and Lehman Commercial Paper Inc., as Administrative Agent.

10.2	Guarantee and Collateral Agreement, dated as of October 14, 2004, by B&G Foods, Inc. (f/k/a B&G Foods Holdings Corp.) and

2

certain of its subsidiaries in favor of Lehman Commercial Paper, Inc., as Administrative Agent.

10.3

Second Amended and Restated Securities Holders Agreement (including Registration Rights Agreement), dated as of October 14, 2004, among B&G Foods, Inc. (f/k/a B&G Foods Holdings Corp.), Bruckmann, Rosser, Sherrill & Co., L.P., Canterbury Mezzanine Capital II, L.P., Protostar Equity Partners, L.P. and the Management Stockholders party thereto.

10.4	First Amendment, dated October 13, 2004, to the Employment Agreement by and between David L. Wenner and B&G Foods, Inc.

10.5	First Amendment, dated October 13, 2004, to the Employment Agreement by and between Robert C. Cantwell and B&G Foods, Inc.

10.6	First Amendment, dated October 13, 2004, to the Employment Agreement by and between David H. Burke and B&G Foods, Inc.

10.7	First Amendment, dated October 13, 2004, to the Employment Agreement by and between Albert J. Soricelli and B&G Foods, Inc.

10.8	First Amendment, dated October 13, 2004, to the Employment Agreement by and between James H. Brown and B&G Foods, Inc.

10.9	Amended and Restated Transaction Services Agreement, dated September 30, 2004, between Bruckmann, Rosser, Sherrill & Co., Inc., B&G Foods Holdings Corp. and B&G Foods, Inc.

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B&G FOODS, INC.
(f/k/a B&G FOODS HOLDINGS CORP.)

Dated: October 20, 2004
	By:	/s/ David L. Wenner
David L. Wenner
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

1.1

Underwriting Agreement, dated October 7, 2004, between B&G Foods, Inc. (f/k/a B&G Foods Holdings Corp.), RBC Capital Markets Corporation, Credit Suisse First Boston LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Lehman Brothers Inc. and Piper Jaffray & Co., as the Representatives of the several Underwriters named in Schedule I thereto, relating to the Enhanced Income Securities (EISs).

1.2

Underwriting Agreement, dated October 7, 2004, between B&G Foods, Inc. (f/k/a B&G Foods Holdings Corp.), RBC Capital Markets Corporation, Credit Suisse First Boston LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Lehman Brothers Inc. and Piper Jaffray & Co., as the Representatives of the several Underwriters named in Schedule I thereto, relating to the 12.0% Senior Subordinated Notes due 2016 sold separately from the EISs.

1.3.

Underwriting Agreement, dated October 8, 2004, between B&G Foods, Inc. (f/k/a B&G Foods Holdings Corp.) and Lehman Brothers Inc., as Representative of the several Underwriters named in Schedule I thereto, relating to the 8.0% Senior Notes due 2011.

2.1	Agreement and Plan of Merger merging B&G Foods, Inc. with and into B&G Foods Holdings Corp., dated as of October 14, 2004

3.1	Amended and Restated Certificate of Incorporation of B&G Foods, Inc. (f/k/a B&G Foods Holdings Corp.).

3.2	Amended and Restated Bylaws of B&G Foods, Inc. (f/k/a B&G Foods Holdings Corp.).

4.1

Indenture, dated as of October 14, 2004, between B&G Foods, Inc. (f/k/a B&G Foods Holdings Corp.), BGH Holdings, Inc., Bloch & Guggenheimer, Inc., Heritage Acquisition Corp., Maple Grove Farms of Vermont, Inc., Ortega Holdings Inc., Polaner, Inc., Trappey’s Fine Foods, Inc., William Underwood Company and The Bank of New York, as trustee, relating to the 12.0% Senior Subordinated Notes due 2016.

4.2	Form of 12.0% Senior Subordinated Note due 2016 (included in Exhibit 4.1).

4.3

Indenture, dated as of October 14, 2004, between B&G Foods, Inc. (f/k/a B&G Foods Holdings Corp.), BGH Holdings, Inc., Bloch & Guggenheimer, Inc., Heritage Acquisition Corp., Maple Grove Farms of Vermont, Inc., Ortega Holdings Inc., Polaner, Inc., Trappey’s Fine Foods, Inc., William Underwood Company and The Bank of New York, as trustee, relating to the 8.0% Senior Notes due 2011.

4.4	Form of 8.0% Senior Note due 2011 (included in Exhibit 4.3).

10.1

Revolving Credit Agreement, dated as of October 14, 2004, between B&G Foods, Inc. (f/k/a B&G Foods Holdings Corp.), as Borrower, the Several Lenders from time to time parties thereto, Lehman Brothers Inc., as Arranger, The Bank of New York, as Documentation Agent, Fleet National Bank, a Bank of America company, as Syndication Agent and Lehman Commercial Paper Inc., as Administrative Agent.

10.2

Guarantee and Collateral Agreement, dated as of October 14, 2004, by B&G Foods, Inc. (f/k/a B&G Foods Holdings Corp.) and certain of its subsidiaries in favor of Lehman Commercial Paper,  Inc., as Administrative Agent.

10.3

Second Amended and Restated Securities Holders Agreement (including Registration Rights Agreement), dated as of October 14, 2004, among B&G Foods, Inc. (f/k/a B&G Foods Holdings Corp.), Bruckmann, Rosser, Sherrill & Co., L.P., Canterbury Mezzanine Capital II, L.P., Protostar Equity Partners, L.P. and the Management Stockholders party thereto.

10.4	First Amendment, dated October 13, 2004, to the Employment Agreement by and between David L. Wenner and B&G Foods, Inc.

10.5	First Amendment, dated October 13, 2004, to the Employment Agreement by and between Robert C. Cantwell and B&G Foods, Inc.

10.6	First Amendment, dated October 13, 2004, to the Employment Agreement by and between David H. Burke and B&G Foods, Inc.

10.7	First Amendment, dated October 13, 2004, to the Employment Agreement by and between Albert J. Soricelli and B&G Foods, Inc.

10.8	First Amendment, dated October 13, 2004, to the Employment Agreement by and between James H. Brown and B&G Foods, Inc.

10.9	Amended and Restated Transaction Services Agreement, dated September 30, 2004, between Bruckmann, Rosser, Sherrill & Co., Inc., B&G Foods Holdings Corp. and B&G Foods, Inc.